SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 23, 2004

ProLogis

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12846	74-2604728

(Commission File Number)	(I.R.S. Employer Identification No.)

14100 East 35th Place, Aurora, Colorado	80011

(Address of Principal Executive Offices)	(Zip Code)

(303) 375-9292

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Sales Agreement
Sales Agreement

Item 5. Other Events.

     On July 23, 2004, ProLogis entered into (i) a sales agreement with Cantor Fitzgerald & Co. and (ii) a sales Agreement with Brinson Patrick Securities for the purposes of selling common shares in at-the-market offerings from time to time. ProLogis may offer up to 7,400,000 common shares pursuant to each sales agreement; however, ProLogis currently intends to offer no more than an aggregate of 7,400,000 common shares pursuant to both sales agreements. Each sales agreement has been filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

     (c) Exhibits.

Exhibit No.	Document Description
1.1	Sales Agreement dated July 23, 2004
1.2	Sales Agreement dated July 23, 2004

1

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
Dated: July 23, 2004	By:	/s/ Walter C. Rakowich
		Name:	Walter C. Rakowich
		Title:	Chief Financial Officer

2

     EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Sales Agreement dated July 23, 2004
1.2	Sales Agreement dated July 23, 2004